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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 19, 2003

                             Alpena Bancshares, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


        United States                    0-31957                 38-3567362
----------------------------      ---------------------      ------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)



Registrant's telephone number, including area code:  (989) 356-9041



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)



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Item 5.           Other Events.

         Gary W. Bensinger, Director of Alpena Bancshares, Inc. and its bank subsidiary, First Federal of Northern Michigan, resigned on August 19, 2003. The Company Board of Directors will conduct a candidate search to fill this vacancy as soon as possible.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    ALPENA BANCSHARES, INC.


DATE:  August 20, 2003              By:  /s/ Martin A. Thomson
                                         -------------------------------------
                                         Martin A. Thomson
                                         President and Chief Executive Officer